SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE  SECURITIES  EXCHANGE  ACT OF 1934

                         Date of Report:  June 30, 2004


                               INVICTA GROUP INC.
                 (Name of Small Business Issuer in Its Charter)

            Nevada                       4700                    91-2051923
       (State or Other            (Primary  Standard          (I.R.S. Employer
        Jurisdiction of                Industrial            Identification No.)
        Incorporation             Classification Number)
        or Organization)


                         9553 Harding Avenue, Suite 301
                              Miami Beach, FL 33154
                                 (305) 866-6525
          (Address and Telephone Number of Principal Executive Offices)

                          William G. Forhan, President
                         9553 Harding Avenue, Suite 301
                              Miami Beach, FL 33154
                                 (305) 866-6525
            (Name, Address and Telephone Number of Agent for Service)


ITEM  2.  ACQUISITION  OF  ASSETS

     Invicta Group Inc. ("Invicta") has executed, as of June 10, 2004, an Agreement for Purchase and Sale of Assets (the "Purchase Agreement") with Jamaican Travel Specialist, Inc. ("Jamaican") and the shareholders of Jamaican.

     Pursuant to the terms of the Purchase Agreement, for a consideration of 100,000 newly issued shares of its common stock, along with a 3% sales earn out for a period of 24 months, Invicta acquired substantially all of the assets of Jamaican, including (i) domain names www.jamaicantravel.com and
                                          ----------------------
www.caribbeanisles.com;  (ii)  rights under certain airline and hotel contracts;
----------------------
(iii) database of customers and 3,000 travel agents; (iv) tradenames; (v) telephone numbers and (vi) Sabre Pseudo 71X2.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.


     Schedule  of  Exhibits.  The following exhibits are furnished in accordance
     ----------------------
with  the  provisions  of  Item  601  of  Regulation  S-B:


Exhibit  No.          Exhibit
------------          -------
99.1                  Purchase  Agreement,  dated  as  of  June  10,  2004.
----


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             Invicta  Group  Inc.

Date:     June  30,  2004

                                        By:  /s/  William  G.  Forhan
                                             ------------------------
                                             William  G.  Forhan,  President



                                  EXHIBIT INDEX



Exhibit  No.          Exhibit

99.1                  Purchase  Agreement,  dated  as  of  June  10,  2004.